Exhibit 99.1

INVESTOR PRESENTATION 1st Quarter, 2008

Forward Looking Statements & Safe Harbor This presentation contains certain statements, estimates and forecasts with respect to future performance and events. These statements, estimates and forecasts are "forward-looking statements". In some cases, forward-looking statements can be identified by the use of forward- looking terminology such as "may," "might," "will," "should," "expect," "plan," "intend," "estimate," "anticipate," "believe," "predict," "potential" or "continue" or the negatives thereof or variations thereon or similar terminology. All statements other than statements of historical fact included in this presentation are forward-looking statements and are based on various underlying assumptions and expectations and are subject to known and unknown risks, uncertainties and assumptions, may include projections of our future financial performance based on our growth strategies and anticipated trends in our business. These statements are only predictions based on our current expectations and projections about future events. There are important factors that could cause our actual results, level of activity performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied in the forward-looking statements. As a result, there can be no assurance that the forward-looking statements included in this presentation will prove to be accurate or correct. In light of these risks, uncertainties and assumptions, the future performance or events described in the forward- looking statements in this presentation might not occur. Accordingly, you should not rely upon forward-looking statements as a prediction of actual results and we do not assume any responsibility for the accuracy or completeness of any of these forward-looking statements that may be made from time to time. We are under no obligation (and expressly disclaim any such obligation) to update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise.

Agenda Executive Summary Financial Review Appendix

Allied World's Franchise Six year old franchise with strong results since inception Diversified mix of business with operating platforms in Bermuda, Europe and the United States Strong risk management culture Excellent capitalization and financial flexibility Experienced executive management team Strong financial strength and debt ratings Allied World is a well-diversified property and casualty insurer and reinsurer

Key Business Strategies Leverage Diversified Underwriting Operations Pursue Profitable Business Opportunities Capitalize on ability to offer multiple products across global operating platform Focus marketing and distribution efforts on brand awareness and dedication to customer service Maintain lead positions in Bermuda excess casualty and direct property business U.S. - expand E&S business, utilize admitted capabilities and continue program initiative Reinsurance - build U.S. distribution platform to service existing clients and expand reinsurance book Europe - emphasis on U.K. and Western Europe and use of Lloyd's box Expand presence in rest of Europe and Asia Maintain Strong Risk Management Target risks in markets and layers that potentially generate attractive returns Continue to expand multi-dimensional ERM capabilities Manage property catastrophe exposure to a conservative level relative to total capital Maintain conservative investment strategy and prudent reserving practices

Operating Segments Overview 2007 GPW - $578m Locations: Bermuda, Europe & U.S. Lines General & Product Liability - Specialty insurance products to large organizations Professional Liability - D&O, employment practices, fiduciary & E&O Healthcare - Excess professional liability and other casualty coverages Leading Bermuda player in middle excess market Casualty Property Leading direct writer out of Bermuda 2007 GPW - $391m Locations: Bermuda, Europe & U.S. Lines General Property - Physical property and business interruption coverage for commercial risks Energy - Various industries covered including oil and gas production, power generation and petrochemical Reinsurance Flexible Reinsurance Operation 2007 GPW - $536m Location: Bermuda & U.S. Lines General Casualty Professional Liability Property per risk Property Catastrophe International Accident and Health Marine & Aviation

Diversified book of business by product lines and geography enables us to accommodate a broad range of market conditions Long-term strategy to emphasize direct insurance and casualty lines Diversified Underwriting Portfolio Reinsurance Casualty Healthcare Professional Liability General Casualty Energy General Property Reinsurance Property East 0.416 0.061 0.13 0.117 0.044 0.165 0.06 3/08 YTD GPW = $396.9M Casualty / Property - 71% / 29% Direct / Reinsurance - 52% / 48% Gross Premiums Written by Segment and Office ($MM) Business Type Splits

Allied World Net Combined Ratio 2005 633 0.875 2006 622.3 0.777 2007 578 0.76 Mar-07 YTD 125.2 0.898 Mar-08 YTD 121.1 0.917 Prof. Liability General Casualty Healthcare Other East 0.42 0.34 0.2 0.04 Specialty Casualty Operation 3/08 YTD GPW Breakdown GPW ($MM) STRENGTHS AND STRATEGY Emphasis on specialty excess lines Leading player in Bermuda middle excess layers Ground-up underwriting approach is a key strength Results in preferred market position Diversified risk portfolio General casualty - covers complex risks in a variety of industries and territories Professional liability - covers D&O, employment practices, fiduciary and E&O Healthcare - covers hospitals, long-term care facilities and managed care MARKET OUTLOOK Competition continues to increase Except for financial institution coverage, rates continue to decline but remain adequate Some pressure on terms and conditions

STRENGTHS AND STRATEGY Leading direct writer of primary property insurance in Bermuda Solely commercial accounts Flexible and opportunistic approach Allied World's franchise helps maintain client loyalty Capacity Claims handling Ability to offer other product lines Line size and premium volume create a well balanced portfolio Deliberate reduction in energy accounts General Property Energy East 0.8 0.2 Direct Property Operation 3/08 YTD GPW Breakdown MARKET OUTLOOK Competition continues to increase We believe margins are still attractive for catastrophe exposed business but the risk selection process is more critical due to increased competition GPW ($MM) Allied World Net Combined Ratio 2005 413 1.923 2006 464 0.729 2007 391 0.774 Mar-07 YTD 101.9 0.336 Mar-08 YTD 86.1 0.592

Allied World Net Combined Ratio 2005 514 1.375 2006 573 0.821 2007 536 0.877 Mar-07 YTD 211 0.864 Mar-08 YTD 190 0.728 Professional Liability General Casualty Facultative Casualty Property International Other East 0.41 0.23 0.03 0.14 0.16 0.03 Flexible Reinsurance Operation 3/08 YTD GPW Breakdown GPW ($MM) STRENGTHS AND STRATEGY Targeted to represent about 1/3rd of portfolio on a gross written basis Focused on E&S and specialty lines Complements insurance book Reduces concentration of risk Provides ability to react quickly to changing market conditions Recently established U.S. reinsurance platform to better service existing and new cedents and brokers MARKET OUTLOOK Softening of underlying professional liability and general casualty pricing. Pressure on rates and terms on all casualty lines of business. The U.S. property market rates declining but offers opportunities

Name Title / Responsibility Years in Industry Years with Allied World Scott Carmilani President and CEO 21 6 Joan Dillard Chief Financial Officer 24 5 John Redmond President, Allied World Europe 34 5 Richard Jodoin President, Allied World U.S. 36 6 John Bender COO, U.S. Reinsurance 19 0 Gordon Knight President, U.S. Operations, Distribution & Marketing 26 0 Frank D'Orazio SVP, General Casualty 17 4 David Bell SVP, Professional Lines 12 6 Michael McCrimmon SVP, Property 24 6 Marshall Grossack SVP, Chief Corporate Actuary 24 5 Ralph Rathjen SVP, Chief Risk Officer 27 2 Wesley Dupont SVP, General Counsel 6 4 Experienced Management Team

Agenda Executive Summary Financial Review Appendix

Q1 2008 Financial Highlights Strong Results Net income - $130.9 million, includes $59.5 million of underwriting income and $76.9 million of net investment income Operating Income - $128.0 million, a 23.5% annualized return on average shareholders' equity Combined Ratio - 78.2% which benefited by 19.4 points from net favorable reserve development Cash Flow - $152.9 million from operations Book Value Growth Diluted Book Value Per Share - Increased 27.4% on an annualized basis to $45.44 Consistent Performance 9 straight quarters with operating income in excess of $100 million 9 straight quarters with annualized operating return on average equity of 18% or better Leverage Measures Improved Despite 12/07 Stock Acquisition from AIG Acquired $563.4 million in shares from AIG in December 2007 to improve capital position Capital base approached $2.9 billion as of March 31, 2008, slightly higher than March 2007 Invested asset base of $6.4 billion, 82.3% of fixed income portfolio rated AAA Debt / capital ratio of 17.2% at March 31, 2008, slightly lower than March 2007

9 straight quarters with operating income in excess of $100 million 9 straight quarters with combined ratio of 85.1% or better Loss & LAE Ratio Expense Ratio Operating Income ($MM) Q1 2006 0.667 0.184 104 Q2 2006 0.589 0.193 112 Q3 2006 0.569 0.2 123 Q4 2006 0.539 0.214 134 Q1 2007 0.579 0.218 120 Q2 2007 0.581 0.219 125 Q3 2007 0.611 0.23 112 Q4 2007 0.582 0.232 118 Q1 2008 0.525 0.257 128 Strong Underwriting = Consistent Results 85.1% 78.2% 76.9% 75.3% 79.7% 80.0% 84.1% 81.4% 78.2%

Efficient Operating Structure 2004 2005 2006 2007 March 2008 All Bermuda Companies Average(1) 0.247 0.238 0.263 0.27 0.277 Class of 2001 Average(2) 0.260833333 0.257166667 0.282 0.285 0.299 Allied World 0.194 0.187 0.198 0.225 0.257 1 All Bermuda Companies Average includes Arch, Endurance, Aspen, Platinum, Montpelier, Axis, ACE, XL Capital, Everest Re, Partner Re, Renaissance Re, IPC, Max Re and Argonaut. 2 Class of 2001 Average includes expense ratios for Arch, Endurance, Aspen, Platinum, Montpelier and Axis. Greater percentage of direct business results in lower acquisition ratio 2008 underwriting expense ratio of 25.7% reflects increased compensation expenses and reduced writings Expense ratio expected to increase 2 to 4 points in 2008 from 2007 as U.S. infrastructure is expanded

Investment Income Momentum Cumulative operating cash flows Total investments end of period Combined Ratio (ex. Cats) Combined Ratio (with Cats) 2002 0.7 1.6 82 2003 1.8 1.5 101 2004 2.8 1.4 129 113 2005 3.6 1.3 179 192.3 2006 4.4 1.5 240 2007 5.2 1 265.6 3/1/2008 5.4 1 Net Investment Income Net Investment Income / Net Premiums Earned 2002 81.6 0.188 2003 101 0.087 2004 129 0.097 2005 179 0.14 2006 244 0.195 2007 297.9 0.257 3/1/2008 76.9 0.282 Growth in investment income is driven by strong operating cash flows and growth in invested assets Strong Cash Flows = Increased Asset Base Increased Asset Base = Greater Investment Returns Portfolio Yield 4.4% 3.7% 3.5% 3.9% 4.5% 4.9% 4.7% Paid Loss Ratio 1.0% 8.5% 15.3% 33.8% 38.6% 38.4% 33.9%

Conservative, with diversified fixed-income portfolio: 98.5% investment grade fixed income securities 82.3% of fixed income portfolio is rated AAA Only .05% of fixed income portfolio ($3 million) is supported by subprime collateral Portfolio Summary as of 3/31/2008 US Treasuries 0.284 Corporate Bonds 0.18 MBS 0.311 Cash 0.14 Hedge Funds 0.03 ABS 0.022 Non-US Sovereign 0.02 High Yield Funds 0.012 U.S. Treasuries 28% Corporate Bonds 18% MBS 31% Hedge Funds 3% Cash 14% ABS 2% Non-U.S. Sovereign 2% High-Yield Fund 1% Total: $6.4B Portfolio Yield: 4.7% Duration: 3.0 Investment Portfolio Mortgage Backed Securities as of 3/31/2008 ($MM)

Casualty Property Reinsurance Low Estimate 1403 252.9 731.8 Carried 1937.4 325.7 1026.3 High Estimate 2225.9 391.5 1296.4 Reserves 4.4% above mid-point of range at March 31, 2008 Net favorable reserve development in each of the last 5 years Released $33 million of KRW reserves in first quarter 2008 79.4% of reserves are IBNR 2003 2004 2005 2006 2007 3/1/2008 Property 50.2 18.4 71.8 30.3 10 11 Casualty 0 43.4 22.7 63.4 71 9.3 Reinsurance 6.6 17.8 17 12.4 3 0 Total 15 15 15 15 15 15 Net Loss & LAE Reserve Mix at March 31, 2008 3/31/2006 IBNR Casualty 51 IBNR Reins 24 OSLR Property 6 OSLR Reins 7 OSLR Casualty 8 IBNR Prop 4 OSLR Property 6% IBNR Casualty 51% OSLR Casualty 8% IBNR Reinsurance 24% OSLR Reinsurance 7% IBNR Property 4% 3/31/08 Total: $3.29bn Net Prior Year Reserve Releases - (Non-Cat) ($MM) Range of Net Reserves at March 31, 2008 ($MM) Prudent Reserving Philosophy

Capital Management Our capital management strategy is to preserve sufficient capital to support our business plan and future growth while maintaining conservative financial leverage and earnings coverage ratios Capitalization and strong leverage measures maintained after $563 million stock acquisition from AIG Debt to Capital (EX AOCI) Ratio 0.00% 25.7% 18.4% 19.2% 18.1% Fixed Charge Coverage - (9.3)x 14.7x 13.4x 14.7x $1,946 $2,713 $2,602 $2,105 $2,757

Conclusion Allied World expects to generate a mid teen ROE, assuming normalized catastrophe activity Strong underwriting franchise diversified by product and geography Solid six year operating history Seasoned, historically profitable book of business Proven risk management expertise Excellent capitalization, strong balance sheet and financial flexibility Experienced executive management team Strong financial strength and debt ratings Investment income momentum

Agenda Executive Summary Financial Review Appendix

Segment Results - First Quarter 2008 & 2007

Non-GAAP Financial Measures In presenting the company's results, management has included and discussed in this press release certain non-GAAP financial measures within the meaning of Regulation G as promulgated by the U.S. Securities and Exchange Commission. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company's results of operations in a manner that allows for a more complete understanding of the underlying trends in the company's business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP. "Operating income" is an internal performance measure used by the company in the management of its operations and represents after-tax operational results excluding, as applicable, net realized investment gains or losses and foreign exchange gains or losses. The company excludes net realized investment gains or losses and net foreign exchange gains or losses from its calculation of operating income because the amount of these gains or losses is heavily influenced by, and fluctuates in part according to, the availability of market opportunities. The company believes these amounts are largely independent of its business and underwriting process and including them distorts the analysis of trends in its operations. In addition to presenting net income determined in accordance with GAAP, the company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the company's results of operations in a manner similar to how management analyzes the company's underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. The company has included "diluted book value per share" because it takes into account the effect of dilutive securities; therefore, the company believes it is a better measure of calculating shareholder returns than book value per share. "Annualized return on average equity" ("ROAE") is calculated using average equity, excluding the average after tax unrealized gains or losses on investments. Unrealized gains (losses) on investments are primarily the result of interest rate movements and the resultant impact on fixed income securities. Such gains (losses) are not related to management actions or operational performance, nor are they likely to be realized. Therefore, the company believes that excluding these unrealized gains (losses) provides a more consistent and useful measurement of operating performance, which supplements GAAP information. In calculating ROAE, the net income (loss) available to shareholders for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net income (loss) available to shareholders. The company presents ROAE as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. "Annualized operating return on average equity" is calculated using operating income (as defined above and annualized in the manner described for net income (loss) available to shareholders under ROAE above), and average equity, excluding the average after tax unrealized gains (losses) on investments. Unrealized gains (losses) are excluded from equity for the reasons outlined in the annualized return on average equity explanation above. See slides 23 - 25 for a reconciliation of non-GAAP measures used in this presentation to their most directly comparable GAAP measures.

Non-GAAP Financial Measures - Reconciliations

Non-GAAP Financial Measures - Reconciliations

Non-GAAP Financial Measures - Reconciliations